UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017 (June 12, 2017)

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Puma Biotechnology, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) on June 12, 2017. At the 2017 Annual Meeting, the Company’s stockholders approved an amendment to the Puma Biotechnology, Inc. 2011 Incentive Award Plan (the “Plan”) to add a limit on compensation payable to non-employee directors (such amendment, the “Director Limit Amendment”). The Director Limit Amendment had been adopted by the Company’s Board of Directors (the “Board”) on April 27, 2017. Additionally, at the 2017 Annual Meeting, the Company’s stockholders approved an amendment to the Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares (such amendment, the “Share Reserve Amendment”). The Share Reserve Amendment had been approved by the Board on April 27, 2017, subject to receiving stockholder approval at the 2017 Annual Meeting.

The terms and conditions of the Director Limit Amendment are described in the section entitled “Proposal 3 Approval of Third Amendment to the Puma Biotechnology, Inc. 2011 Incentive Award Plan” (the “Director Limit Stockholder Proposal”) and the terms and conditions of the Share Reserve Amendment are described in the section entitled “Proposal 4 Approval of Fourth Amendment to the Puma Biotechnology, Inc. 2011 Incentive Award Plan” (the “Share Reserve Stockholder Proposal”) in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2017. The descriptions of the terms and conditions of the Director Limit Amendment in the Director Limit Stockholder Proposal and the terms and conditions of the Share Reserve Amendment in the Share Reserve Stockholder Proposal do not purport to be complete descriptions of the Director Limit Amendment and the Share Reserve Amendment and are qualified in their entirety by reference to the complete texts of the Director Limit Amendment and the Share Reserve Amendment, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2017 Annual Meeting was held at 1:00 p.m. Pacific Daylight Time on June 12, 2017 at the Luxe Sunset Boulevard Hotel in Los Angeles, California.

(b) The following proposals were voted upon at the 2017 Annual Meeting and the final voting results with respect to each such proposal are set forth below:

Proposal 1:	The stockholders elected the five nominated directors identified below, each to serve and to hold office for a one-year term until the close of the Company’s next annual meeting of stockholders in 2018, or until a successor has been duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Alan H. Auerbach	30,247,498	131,378	3,572,188
Jay M. Moyes	23,210,641	7,168,235	3,572,188
Adrian M. Senderowicz	25,891,823	4,487,053	3,572,188
Troy E. Wilson	28,076,836	2,302,040	3,572,188
Frank E. Zavrl	26,047,304	4,331,572	3,572,188

Proposal 2:	The stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
33,828,861	94,979	27,224	0

Proposal 3:	The stockholders approved the Director Limit Amendment.

For	Against	Abstain	Broker Non-Votes
26,058,638	4,289,814	30,424	3,572,188

Proposal 4:	The stockholders approved the Share Reserve Amendment.

For	Against	Abstain	Broker Non-Votes
19,828,642	10,519,433	30,801	3,572,188

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Third Amendment to Puma Biotechnology, Inc. 2011 Incentive Award Plan

10.2	Fourth Amendment to Puma Biotechnology, Inc. 2011 Incentive Award Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: June 14, 2017	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Puma Biotechnology, Inc. 2011 Incentive Award Plan

10.2	Fourth Amendment to Puma Biotechnology, Inc. 2011 Incentive Award Plan